Exhibit 99.1

Catalyst Biosciences Provides Corporate Update

February 28, 2023

SOUTH SAN FRANCISCO, Calif., Feb. 28, 2023 (GLOBE NEWSWIRE) -- Catalyst Biosciences Inc. (NASDAQ: CBIO) (“Catalyst” or “the Company”) today provided two corporate updates.

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In connection with the Company’s previously announced asset purchase agreement with GNI Group Ltd (“GNI Group”) and GNI Hong Kong Limited (together “GNI”) to purchase all of the assets and intellectual property rights primarily related to GNI’s proprietary hydronidone compound outside of China (collectively, the “F351 Assets”), and the definitive agreement with GNI and other minority stockholders to purchase their controlling interest in Beijing Continent Pharmaceutical Co. Ltd., a commercial-stage pharmaceutical company (the “GNI Transactions”), GNI Group reported its Consolidated Financial Results for its Fiscal Year 2022 on February 15, 2023 showing continued revenue and profit growth from pirfenidone sales in China for the treatment of idiopathic pulmonary fibrosis, which includes revenue of approximately $102 million and net profit of approximately $23 million. A copy of GNI Group’s financial results is available on the GNI Group investor relations website: https://www.gnipharma.com/english/ir/.

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On February 27, 2023, the Company signed an asset purchase agreement with GC Biopharma (GCBP) pursuant to which GCBP acquired the Company’s legacy rare bleeding disorders programs including marzeptacog alpha activated (MarzAA), dalcinonacog alpha (DalcA) and CB-2679d-GT for a total of $6 million, $1 million payable on signing and $5 million payable on February 28, 2025, subject to satisfaction of post-closing indemnification obligations. Once received, the net proceeds from the transaction will be distributed to holders of the contingent value right issued to Catalyst stockholders of record on January 5, 2023.

About Catalyst Biosciences
Catalyst is a biopharmaceutical company focused on developing its recently acquired small molecule F351 (hydronidone) for the treatment of fibrotic diseases including hepatitis B associated fibrosis and non-alcoholic steatohepatitis. The Company previously focused on protease engineering-based drug discovery and development to address unmet medical needs in disorders of the complement or coagulation systems and has been monetizing these assets to distribute cash to its stockholders. Additional information may be found on the Investor page of the Company’s website at: https://ir.catalystbiosciences.com/.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) concerning Catalyst, GNI, the GNI Transactions, and potential future payments and distributions from the sale of the Company’s legacy rare bleeding disorders programs to GCBP. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Catalyst and GNI, as well as assumptions made by, and information currently available to, management of Catalyst and GNI. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, expectations regarding the GNI Transactions; the potential of, and expectations regarding, GNI’s programs, and the potential for an additional $5 million payment from GCBP; and the distribution of cash to legacy Catalyst stockholders. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties as to the timing of the GNI Transactions; (ii) risk that future payments from GCBP will be reduced by indemnification claims under the Company’s agreement with GCBP; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the GNI Transactions; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the GNI Transactions; (v) unexpected costs, charges or expenses resulting from the purchase of the F351 Assets; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the GNI Transactions; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the GNI Transactions, including with respect to future financial and operating results. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Catalyst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as well as the proxy statement and registration statement on Form S-3 to be filed with the SEC by Catalyst. Catalyst and GNI can give no assurance that the conditions to the GNI Transactions will be satisfied. Except as required by applicable law, Catalyst and GNI undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC
In connection with the proposed transactions between Catalyst and GNI, Catalyst intends to file relevant materials with the SEC, including a proxy statement and registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST AND GNI URGE INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, GNI, THE GNI TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences Inc. at investors@catbio.com. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation
Catalyst, GNI and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the proxy statement for Catalyst’s 2022 annual meeting of stockholders, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement and prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Investor Contact:

Catalyst Biosciences, Inc.
Trisha Colton, Investor Relations
investors@catbio.com